Exhibit 10.7

TERMINATION OF PROPERTY MANAGEMENT AND LEASING AGREEMENT

This Termination of Property Management and Leasing Agreement (this “Termination Agreement”), dated as of February 10, 2017, is entered into by and among Behringer Harvard Opportunity REIT II, Inc., a Maryland corporation (“REIT II”), Behringer Harvard Opportunity OP II, LP, a Texas limited partnership (“OP II” and together with REIT II, the “Company”), Behringer Harvard Opportunity II Management Services, LLC, a Texas limited liability company (“BHOMS”), Behringer Harvard Real Estate Services, LLC, a Texas limited liability company (“BHRES” and together with BHOMS, the “Managers”), and Gardens Medical Pavilion, LLC, a Florida limited liability company (“Gardens”), Behringer Harvard Arbors, LLC, a Delaware limited liability company (“BH Arbors”), Behringer Harvard/Scion UGA, LLC, a Delaware limited liability company (“BH UGA”), 22 Exchange Student Housing, LLC, a Delaware limited liability company (“22 Exchange”), SL Parkside Apts, LLC, a Delaware limited liability company (“Parkside”), and Behringer Harvard Margate, LLC, a Delaware limited liability company (“BH Margate,” each, individually, an “SPE” and, collectively, the “SPEs”), and, solely with respect to Sections 9 through 14, Stratera Holdings, LLC (f/k/a Behringer Harvard Holdings, LLC), a Delaware limited liability company (“Stratera”).

RECITALS

WHEREAS, the Company and BHOMS are parties to that certain Amended and Restated Property Management and Leasing Agreement, dated as of August 13, 2008 (as amended, restated, supplemented or otherwise modified, the “Behringer Property Management Agreement”), pursuant to which the Managers provide certain property management services to the Company.

WHEREAS, the Managers, and each SPE became a party to the Behringer Property Management Agreement pursuant to the execution of a partial assignment and assumption of the Agreement.

WHEREAS, the Company, 22 Exchange, Parkside, Gardens and LSG-BH II Property Manager LLC, a Delaware limited liability company (“Lightstone”), contemplate entering into a Property Management and Leasing Agreement (the “Lightstone Property Management Agreement”) on the date hereof that is intended to replace the Behringer Property Management Agreement, subject to the termination of the Behringer Property Management Agreement;
WHEREAS, the loan associated with the Parkside investment of the Company (the “Parkside Property”) requires consent from the lender to terminate the Behringer Property Management Agreement and to enter into the Lightstone Property Management Agreement, in both cases in respect of the Parkside Property (the “Required Consent”);
WHEREAS, the loan associated with the 22 Exchange investment of the Company (the “22 Exchange Property”) requires consent from the lender to terminate the Behringer Property Management Agreement and to enter into the Lightstone Property Management Agreement, in both cases in respect of the 22 Exchange Property; provided, however, that no consent is necessary if

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the Managers are replaced with a “qualified manager” as defined in the loan agreement and notice is given to the lender;
WHEREAS, the Company intends to terminate the Managers and directly engage Grand Campus Living Inc., a “qualified manager” under the loan agreement and provide the required notice to the lender of the change in property manager (the “Required Notice”);
WHEREAS, the BH Margate investment of the Company (the “Lakes of Margate Property”), the BH Arbors investment of the Company (the “Arbors Harbor Town Property”) and the BH UGA investment of the Company (the “UGA Property,” and together with the Lakes of Margate Property and the Arbors Harbor Town Property, the “Joint Venture Properties”) have been made with joint venture partners that have consent rights with respect to the property management of the Joint Venture Properties (the “Joint Venture Consents”);
WHEREAS, the Company, 22 Exchange, Parkside, Gardens, and Lightstone contemplate entering into the Lightstone Property Management Agreement on the date hereof in respect of all of the properties and investments currently managed by the Managers under the Behringer Property Management Agreement other than the Parkside Property, the 22 Exchange Property, the Lakes of Margate Property, the Arbors Harbor Town Property and the UGA Property (the “Terminated Properties”), subject to the termination of the Behringer Property Management Agreement;
WHEREAS, the Company shall cause BH Margate, BH Arbors and BH UGA to enter into the Lightstone Property Management Agreement pursuant to a joinder to the Lightstone Property Management Agreement;
WHEREAS on each of the Parkside Termination Date and the 22 Exchange Termination Date (each as defined below), the Behringer Property Management Agreement will automatically terminate as to the Parkside Property and the 22 Exchange Property, respectively, and each respective SPE will thereupon become subject to the Lightstone Property Management Agreement;
WHEREAS, the Special Committee of the board of directors of the Company has approved the execution, delivery and performance by the Company of this Termination Agreement;

WHEREAS, the manager of BHOMS and the manager of BRES have approved the execution, delivery and performance by BHOMS and BRES of this Termination Agreement; and

NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, the parties hereto hereby agree as follows:

1.Recitals; Capitalized Terms. The foregoing recitals are acknowledged to be accurate and are incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Behringer Property Management Agreement.

2.Termination. The Company, the Managers and Garden hereby agree that the Behringer Property Management Agreement is terminated in respect of the Terminated Properties as of the close of business on the date hereof (the “Termination Date”) and thereupon shall be of

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no further force or effect in respect of the Terminated Properties, subject to Lightstone, the Company, Gardens, Parkside and 22 Exchange entering into the Lightstone Property Management Agreement in respect of the Terminated Properties, the Parkside Property and the 22 Exchange Property.

3.Required Consent Termination. Parkside and the Managers hereby agree that the Behringer Property Management Agreement shall be automatically terminated in respect of the Parkside Property as of the close of business on the date of receipt (or waiver) of the Required Consent (the “Parkside Termination Date”) and thereupon shall be of no further force or effect.

4.Required Notice Termination. 22 Exchange and the Managers hereby agree that the Behringer Property Management Agreement shall be automatically terminated in respect of the 22 Exchange Property as of the close of business on the date following satisfaction of the Required Notice (the “22 Exchange Termination Date”) and thereupon shall be of no further force or effect.

5.Joint Venture Consent Termination. As of the close of business on the date of execution of a joinder to this Termination Agreement in the form attached hereto as Exhibit A by each of BH Arbors, BH Margate and BH UGA, respectively, the Behringer Property Management Agreement shall be terminated in respect of each of the Arbors Harbor Town Property (the “Arbors Termination Date”), the Lakes of Margate Property (the “Lakes of Margate Termination Date”) and the UGA Property (the “UGA Termination Date,” and together with the Arbors Termination Date and the Lakes of Margate Termination Date, the “Joint Venture Termination Dates”) and thereupon shall be of no further force or effect with respect to each property for which the SPE has executed a joinder to this Termination Agreement.

6.Survival of Behringer Property Management Agreement. Notwithstanding the applicable termination of the Behringer Property Management Agreement on each of the Termination Date, the Parkside Termination Date, the 22 Exchange Termination Date and the Joint Venture Termination Dates (together the “PMA Termination Dates”), Section 7.3 of the Behringer Property Management Agreement (except as contemplated by Section 9 of this Termination Agreement) and Section 8.16 of the Behringer Property Management Agreement (except as contemplated by Section 7 of this Termination Agreement) shall continue in full force and effect, and the Manager shall continue to be entitled to indemnification as contemplated by various provisions in the Behringer Property Management Agreement as well as all fees and reimbursements of expenses and other payments in respect of the period through the respective PMA Termination Date related to the subject properties that have been terminated in accordance with the Behringer Property Management Agreement. Within 45 days of each of the respective PMA Termination Date, the Manager shall submit to the Company a final invoice for all unpaid fees and reimbursement of expenses in respect of the period through the respective PMA Termination Date related to the properties for which property management services are being terminated.

7.Non-Solicitation. The Company and the Manager hereby agree that six months following the date hereof, Section 8.16 of the Behringer Property Management Agreement shall be of no further force and effect notwithstanding that Section 8.16 contemplates a non-solicitation period of one-year following the respective PMA Termination Date.

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8.Covenants. Between the date hereof and the receipt (or waiver) of the Required Consent, the Required Notice, and the Joint Venture Consents:
a.    the Manager and its Affiliates shall use commercially reasonable efforts to promptly obtain the Required Consent and the Joint Venture Consents and to promptly send the Required Notice; and
b.    REIT II and each respective SPE shall promptly cooperate as reasonably requested by the Manager or its Affiliates to obtain the Required Consent and the Joint Venture Consents; provided, however, that the Company is not required to pay any consent or other such fee in connection with obtaining the Required Consent or the Joint Venture Consents unless the Manager or its Affiliates agrees to reimburse the Company for such fee.
9.Covenant Not to Sue.
a.    Stratera and its subsidiaries, including the Manager (the “Stratera Claimants”), hereby each irrevocably and perpetually covenant not to sue the Company, its subsidiaries and its directors for any actions, causes of action, suits, debts, accounts, covenants, liabilities, disputes, agreements, promises, damages, judgments, executions, claims, and demands whatsoever in law or in equity that the Stratera Claimants ever had, now have, or that any Stratera Claimant or their respective successors and assigns hereafter can or may have, arising under or pursuant to the Behringer Property Management Agreement and any predecessor agreement thereto (the “Stratera Claims”); provided, however, that the Stratera Claimants shall be entitled to pursue Stratera Claims in connection with (a) the rights and obligations set forth in this Termination Agreement and (b) the rights and obligations which, pursuant this Termination Agreement, survive the termination of the Behringer Property Management Agreement. Notwithstanding the foregoing, the preceding covenant not to sue shall not apply with respect to any claims brought against the Manager or its affiliates by a person who is not an affiliate of the Company and its affiliates and the Manager and its affiliates (“Third-Party Claims”) or by the Company or its affiliates against the Manager or its affiliates in respect of a Third-Party Claim and, in each case, the Manager may seek indemnification as provided for in the Behringer Property Management Agreement, from the Company in connection therewith.
b.    For the avoidance of doubt, this Section 9 shall not apply to individuals (that is, natural persons), which persons shall remain entitled to indemnification and advancement pursuant to the Behringer Property Management Agreement, the organizational documents of the Company, any other applicable statute, law or agreement, to pursue any rights of contribution, and (for the avoidance of doubt) shall remain entitled to assert cross-claims in connection with any Third-Party Claim or otherwise protect against the same and shall continue to enjoy all rights under applicable D&O Policies and other insurance policies.
c.    The benefits, obligations and liabilities assumed under this Section 9 shall inure to and shall be binding upon the respective successors and permitted assigns of the Stratera Claimants.

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d.    The Stratera Claimants shall not sell, assign or otherwise transfer any Stratera Claims or any right or interest therein.
10.Notice. For the avoidance of doubt, any required notices in respect of the termination of the Behringer Property Management Agreement are hereby waived by the parties.

11.Binding Effect. This Termination Agreement shall be binding upon the parties hereto and their respective successors and assigns.

12.Governing Law. This Termination Agreement will be governed by, and construed in accordance with, the laws of the State of Texas without regard to the conflict of laws rules of such state, including all means of construction, validity and performance.
13.Entire Agreement. This Termination Agreement contains the entire agreement among the parties with respect to the transactions contemplated hereby, and supersedes all prior agreements, written or oral, with respect thereto.
14.Counterparts. This Termination Agreement may be executed with counterpart signature pages in one or more original counterparts, each of which when taken together shall constitute one and the same original Termination Agreement. Any signature delivered by facsimile or by electronic transmission shall be deemed to be an original signature hereto.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Termination Agreement to be executed as of the date first written above.

BEHRINGER HARVARD OPPORTUNITY
REIT II, INC.

By:     /s/ Andreas K. Bremer
Name: Andreas K. Bremer
Title:     Chairman of the Special Committee and
Authorized Signatory

BEHRINGER HARVARD OPPORTUNITY
OP II, LP

By:    BHO II, Inc., its general partner

By:     /s/ Thomas P. Kennedy
Name: Thomas P. Kennedy
Title:     President

BEHRINGER HARVARD OPPORTUNITY II
MANAGEMENT SERVICES, LLC

By:    Behringer Harvard Opportunity REIT II
Services Holdings, LLC,
its managing member

By:    Stratera Holdings, LLC,
its managing member

By:     /s/ Michael D. Cohen
Name:     Michael D. Cohen
Title: President

BEHRINGER HARVARD REAL ESTATE
SERVICES, LLC

By:     Harvard Property Trust, LLC,
its managing member

By: /s/ Michael D. Cohen
Name: Michael D. Cohen
Title: President

[Signature page to the Termination of Property Management and Leasing Agreement II]
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GARDENS MEDICAL PAVILION, LLC

By:     /s/ Thomas P. Kennedy
Name:     Thomas P. Kennedy
Title:     President

22 EXCHANGE STUDENT HOUSING, LLC

By:     22 Exchange, LLC
its Sole Member

By:     /s/ Thomas P. Kennedy
Name:     Thomas P. Kennedy
Title: President

SL PARKSIDE APTS, LLC

By:    SL Parkside Holding, LLC
its Managing Member

By:     /s/ Thomas P. Kennedy
Name: Thomas P. Kennedy
Title:     President

[Signature page to the Termination of Property Management and Leasing Agreement II]
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The undersigned joins in this Termination Agreement
solely for the purposes set forth in Sections 9 through 14.
STRATERA HOLDINGS, LLC

By:     /s/ Michael D. Cohen
Name: Michael D. Cohen
Title: President

[Signature page to the Termination of Property Management and Leasing Agreement II]
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Exhibit A

UGA Joinder

Reference is hereby made to the Termination of Property Management and Leasing Agreement dated as of February [   ], 2017, among BEHRINGER HARVARD OPPORTUNITY REIT II, INC., a Maryland corporation, BEHRINGER HARVARD OPPORTUNITY OP II LP, a Texas limited partnership, BEHRINGER HARVARD OPPORTUNITY II MANAGEMENT SERVICES, LLC, a Texas limited liability company, BEHRINGER HARVARD REAL ESTATE SERVICES, LLC, a Texas limited liability company, GARDENS MEDICAL PAVILION, LLC, a Florida limited liability company, 22 EXCHANGE STUDENT HOUSING, LLC, a Delaware limited liability company, SL PARKSIDE APTS, LLC, a Delaware limited liability company and the other parties thereto (the “Termination Agreement”).

The undersigned hereby agrees that upon the execution of this joinder, it shall become a party to the Termination Agreement and shall be fully bound by, and subject to, all the agreements, covenants, terms and conditions of the Termination Agreement as though an original party thereto.

BEHRINGER HARVARD OPPORTUNITY II
MANAGEMENT SERVICES, LLC

By: Behringer Harvard Opportunity REIT II
   Services Holdings, LLC, its sole member

By: /s/ Michael D. Cohen
Name: Michael D. Cohen
Title: President

BEHRINGER HARVARD/SCION UGA, LLC By: Scion Athens Investors, LLC, its Managing Member By: Scion Operating Manager LLC, its Manager By: /s/ Robert D. Bronstein Name: Robert D. Bronstein Title: Manager
BEHRINGER HARVARD REAL ESTATE SERVICES, LLC By: /s/ Michael D. Cohen Name: Michael D. Cohen Title: President

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Arbors Harbor Town Joinder

Reference is hereby made to the Termination of Property Management and Leasing Agreement dated as of February [   ], 2017, among BEHRINGER HARVARD OPPORTUNITY REIT II, INC., a Maryland corporation, BEHRINGER HARVARD OPPORTUNITY OP II LP, a Texas limited partnership, BEHRINGER HARVARD OPPORTUNITY II MANAGEMENT SERVICES, LLC, a Texas limited liability company, BEHRINGER HARVARD REAL ESTATE SERVICES, LLC, a Texas limited liability company, GARDENS MEDICAL PAVILION, LLC, a Florida limited liability company, 22 EXCHANGE STUDENT HOUSING, LLC, a Delaware limited liability company, SL PARKSIDE APTS, LLC, a Delaware limited liability company and the other parties thereto (the “Termination Agreement”).

The undersigned hereby agrees that upon the execution of this joinder, it shall become a party to the Termination Agreement and shall be fully bound by, and subject to, all the agreements, covenants, terms and conditions of the Termination Agreement as though an original party thereto.

BEHRINGER HARVARD OPPORTUNITY II
MANAGEMENT SERVICES, LLC

By: Behringer Harvard Opportunity REIT II
   Services Holdings, LLC, its sole member

By: /s/ Michael D. Cohen
Name: Michael D. Cohen
Title: President

BEHRINGER HARVARD ARBORS, LLC

By: Harbor Town Apartments
   its managing member

   By: FinPar Harbor Town/Memphis, L.L.C.
      its managing member

By: /s/ C. Harris Haston
Name: C. Harris Haston
Title: Authorized Member

BEHRINGER HARVARD REAL ESTATE SERVICES, LLC By: /s/ Michael D. Cohen Name: Michael D. Cohen Title: President

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Lakes of Margate Joinder

Reference is hereby made to the Termination of Property Management and Leasing Agreement dated as of February [   ], 2017, among BEHRINGER HARVARD OPPORTUNITY REIT II, INC., a Maryland corporation, BEHRINGER HARVARD OPPORTUNITY OP II LP, a Texas limited partnership, BEHRINGER HARVARD OPPORTUNITY II MANAGEMENT SERVICES, LLC, a Texas limited liability company, BEHRINGER HARVARD REAL ESTATE SERVICES, LLC, a Texas limited liability company, GARDENS MEDICAL PAVILION, LLC, a Florida limited liability company, 22 EXCHANGE STUDENT HOUSING, LLC, a Delaware limited liability company, SL PARKSIDE APTS, LLC, a Delaware limited liability company and the other parties thereto (the “Termination Agreement”).

The undersigned hereby agrees that upon the execution of this joinder, it shall become a party to the Termination Agreement and shall be fully bound by, and subject to, all the agreements, covenants, terms and conditions of the Termination Agreement as though an original party thereto.

BEHRINGER HARVARD OPPORTUNITY II
MANAGEMENT SERVICES, LLC

By: Behringer Harvard Opportunity REIT II
   Services Holdings, LLC, its sole member

By: /s/ Michael D. Cohen
Name: Michael D. Cohen
Title: President

BEHRINGER HARVARD MARGATE, LLC By: Margate Peak, LLC its Managing Member By: /s/ Luke Simpson Name: Luke Simpson Title: Manager
BEHRINGER HARVARD REAL ESTATE SERVICES, LLC By: /s/ Michael D. Cohen Name: Michael D. Cohen Title: President

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